Credit Risk Mitigation Position	12 Months Ended
Dec. 31, 2024
Credit Risk Mitigation Position [Abstract]
Credit risk mitigation position
12	Credit risk mitigation position

	December 31, 2023	December 31, 2024
	RMB	RMB
Balance at the beginning of the year	1,354,653,070	1,589,183,564
Increase during the year	767,794,395	713,133,747
Decrease during the year	(533,263,901)	(931,643,232)
Balance at the end of the year	1,589,183,564	1,370,674,079

Under the collaboration model, the Group collaborates with sales partners who are dedicated to introduce the Group’s loan services to prospective borrowers. The sales partners need to place security deposits ranging from 5%-25% of the loans issued to the borrowers introduced by them (such contribution, the “credit risk mitigation position” or “CRMP”) to the Group. The credit risk mitigation position will be transferred into an account designated by the Group and is fully refundable upon repayment of the loan the credit risk mitigation position is associated with.